          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): January 7, 2005

                     NAVISTAR FINANCIAL CORPORATION
         (Exact name of Registrant as specified in its charter)

            Delaware                             36-2472404
 (State or other jurisdiction of       (I.R.S. Employer Identification No.)
 incorporation or organization)

  2850 West Golf Road Rolling Meadows, Illinois         60008
    (Address of principal executive offices)         (Zip Code)

   Registrant's telephone number including area code 847-734-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities
    Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 8.01. OTHER EVENTS

      On January 7, 2005 - Navistar International  Corporation (NYSE:
NAV), the nation's  largest  combined  commercial truck and mid-range diesel engine  producer,  announced  that it will delay the filing of its Form 10-K for the fiscal  year ended  October 31, 2004 beyond the filing deadline of January 14, 2005.
       Preliminary  unaudited  results  for the 2004 fiscal year were announced  December  6. At that  time,  Navistar  International  said
final  2004   financial   results   would  be   announced   following
completion of an analysis of the  application  of certain  accounting standards  relating  to the  securitization  of  assets  at  Navistar
International's finance subsidiary, Navistar Financial Corporation.
      The  primary  nature  of  this  analysis  has  not  changed  or
expanded   beyond  what  was   announced   in  early   December.   As
previously  disclosed,  this analysis will cause  Navistar  Financial
Corporation  to  adjust  its  financial  statements  for the  periods
2002-2004.  As a result of Navistar  Financial's  planned adjustment, it is possible that Navistar  International  Corporation  may restate its financial statements.
      Navistar   International  has  made  significant   progress  in
quantifying  and  recording  the  impact  of  this  analysis  on  the financial  statements  of  the  finance  subsidiary  and  the  parent company.  Since the work will not be able to be  completed in time to meet the filing  deadline,  Navistar  International  Corporation  and
Navistar  Financial  Corporation  will  file a  Notification  of Late
Filing on Form 12b-25 with the  Securities  and  Exchange  Commission stating  that the  annual  report  on Form 10-K for the  fiscal  year ended  October 31, 2004 cannot be filed  timely due to that  on-going analysis.
      As  soon  as  practicable   following  the  completion  of  its
analysis,  Navistar International  Corporation and Navistar Financial
Corporation  will file the 2004 Form  10-K with the SEC,  which  they anticipate  will be on or about  January  29,  2005.  Because  of the delay  in  filing  the Form  10-K,  Navistar  International's  annual meeting  of  shareowners,  now  scheduled  for  February  15,  may be postponed to a later date.
      Navistar  International  Corporation  (NYSE: NAV) is the parent company  of International  Truck and Engine Corporation, which is the parent  of  Navistar  Financial  Corporation.  The  company  produces
International® brand commercial trucks,  mid-range diesel engines and  IC  brand  school buses  and  is  a private  label  designer and manufacturer  of  diesel  engines for the pickup  truck,  van and SUV markets.  With  the broadest distribution network  in  North America, the  company  also  provides  financing  for  customers  and dealers.
Additional information is available at www.nav-international.com.

Forward Looking Statements
Statements  contained in this news release that are not purely  historical  are
forward-looking   statements   within  the   meaning  of  Section  27A  of  the
Securities  Act,  Section 21E of the Exchange  Act, and the Private  Securities
Litigation  Reform Act of 1995. Such  forward-looking  statements only speak as of the date of this news  release  and we assume no  obligation  to update  the information  included in this news  release.  Such  forward-looking  statements include  information  concerning  our  possible  or assumed  future  results of operations,  including descriptions of our business strategy.  These statements often  include  words  such as  "believe,"  "expect,"  "anticipate,"  "intend,"
"plan,"   "estimate"  or  similar   expressions.   These   statements  are  not
guarantees  of  performance  or results and they involve  risks,  uncertainties and  assumption,  including  the risk of  possible  changes  in the  scope  and
nature   of  the   ongoing   analysis.   Although   we   believe   that   these
forward-looking  statements  are  based on  reasonable  assumptions,  there are many  factors  that could  affect our  actual  financial  results or results of operations  and could cause actual results to differ  materially  from those in the  forward-looking  statements.

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                             SIGNATURES

Pursuant  to the  requirements  of  the  Securities  Exchange  Act of
1934,  the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NAVISTAR FINANCIAL CORPORATION
                                            Registrant

Date: January 7, 2005                       /s/Paul Martin
                                               PAUL MARTIN
                                               Vice President and Controller

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